SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): March 21, 2003

                                 CELLPOINT INC.
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             (Exact Name of Registrant as Specified in Its Charter)


          Nevada                       0-25205               52-2032380
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(State or Other Jurisdiction          (Commission         ( I.R.S. Employer
     of Incorporation)               File Number)         Identification No.)


                           Findlandsgatan 12 SE 164 74
                                  Kista, Sweden

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               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code: 011 46 841 021 260
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                           Kronborgsgrand 7 SE-164 46
                                  Kista, Sweden
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           Former name or former address, if changed since last report

ITEM. 3  BANKRUPTCY OR RECEIVERSHIP

Voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code

     On April 7, 2003, CellPoint Inc. filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the District of Nevada (case number 03-51091 GWZ).



ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

Change in Our Board of Directors

     On March 21, 2003, W. Donald Lilly resigned from our Board of Directors. Mr. Lilly indicated that he no longer possessed the time required to serve on CellPoint's Board of Directors.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            CELLPOINT INC.


                            By /s/ Stephen Childs
                               ------------------------------
                               Stephen Childs
                               Chief Executive Officer

Date: April 7, 2003